UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2019

ANAPLAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38698	27-0897861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Hawthorne Street San Francisco, CA	94105
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (415) 742-8199

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PLAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Anaplan, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on September 27, 2019 (the “Original Report”) and is being filed in order to amend and supplement the Company’s disclosure under Item 5.02 of the Original Report. The Original Report otherwise remains unchanged.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2020, the Company appointed Gagan Dhingra as the Company’s Vice President and Chief Accounting Officer as well as the Company’s principal accounting officer on a permanent basis. Mr. Dhingra had been acting as the Company’s Chief Accounting Officer and principal accounting officer on an interim basis as was previously disclosed in the Original Report.

In connection with his promotion to Vice President, Mr. Dhingra will receive an annual base salary of $255,000 and a target annual cash bonus opportunity equal to 35% of his annual base salary. Mr. Dhingra also was granted an incentive award consisting of restricted stock units with respect to the Company’s common stock with an aggregate value on the grant date of $384,720, which grant will (i) vest in equal quarterly installments over four years; and (ii) be subject to substantially similar terms and conditions as the equity awards granted to other officers of the Company.

Mr. Dhingra has no family relationship with any director or executive officer of the Company and Mr. Dhingra has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANAPLAN, INC.

By:	/s/ David H. Morton, Jr.
Name:	David H. Morton, Jr.
Title:	Executive Vice President and Chief Financial Officer

(Principal Financial Officer)

Date: August 26, 2020